                                                                   Exhibit 99.1

                                     [LOGO]


                                 FOURTH QUARTER

                                      1999

                              SUPPLEMENTAL PACKAGE



THIS SUPPLEMENTAL PACKAGE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY, THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CORNERSTONE TO DIFFER MATERIALLY FROM THOSE REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS. INFORMATION CONTAINED IN THIS SUPPLEMENTAL PACKAGE REGARDING CURRENT AND FUTURE MARKET CONDITIONS IS BASED ON CORNERSTONE'S ASSESSMENT OF REAL ESTATE MARKETS AS OF THIS DATE AND IS SUBJECT TO THE UNCERTAINTIES INHERENT IN SUCH AN ASSESSMENT. IN PARTICULAR, BUT NOT EXCLUSIVELY, NATIONAL AND REGIONAL ECONOMIC CONDITIONS, THE RATE OF NEW CONSTRUCTION, AND DEMAND AND SUPPLY IN A GIVEN MARKET WILL AFFECT LEASING ACTIVITY, PROJECTED RENTS AND THE COST OF LEASE RENEWALS.



                                                          MARCH 3, 2000

MINORITY SHARING IN CASH FLOWS AND RESIDUAL PROCEEDS

         Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.

Norwest Center

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the twelve months of 1999 were split 74.4% to Cornerstone and 25.6% to S&M. Sales proceeds from Norwest Center will be split as follows as of December 31, 1999:

         1)       To Debt                        $110.0 million
         2)       To Cornerstone                   92.3 million
         3)       To Cornerstone                    9.3 million
         4)       To Cornerstone                    1.0 million
         5)       To S&M                           31.8 million
         6) The remaining proceeds will be split 50/50 among the two partners.


Washington Mutual Tower

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $9.2 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000).

         Any remaining cash flow is split 50% to Cornerstone and 50% to 1212 Partnership, Cornerstone's partner. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. 1212 Partnership does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $156.8 million of proceeds after repayment of the $79.1 million mortgage ($235.9 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

MINORITY SHARING IN CASH FLOWS AND RESIDUAL PROCEEDS (continued)

191 Peachtree Street

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($15.3 million as of 12/31/99) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of December 31, 1999:

         1)       To Debt                             $    1.8 million
         2)       To Cornerstone (as partial
                  holder Of the debt)                 $  156.7 million
         3)       To Cornerstone for its
                  undistributed preferred return      $   15.3 million
         4)       To Cornerstone for its priority
                  capital contribution                $  145.0 million

500 Boylston and 222 Berkeley Street

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines' 8.5% partnership interest.

One Post Street, San Francisco

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 50.0% interest and McKesson Corporation's 50.0% interest. This property is accounted for using the equity method of accounting.

120 Montgomery Street, San Francisco

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 66.7% partnership interest and Sansome Partners III, L.P.'s 33.3% partnership interest.

PORTFOLIO DATA

--------------------------------------------------------------------------------
REGIONAL SUMMARY
(As of 12/31/99)



                            Square Feet      % Square Feet         % NOI             MSA's
                    -----------------------------------------------------------------------

ALL PROPERTIES               17,981,409                                                 16
CBD                           8,519,005              47.4%         53.8%
Suburban                      9,462,404              52.6%         46.2%


REGIONAL DISTRIBUTION BASED ON NOI AND SQUARE FEET
(As of 12/31/99)

                                     CBD                                   SUBURBAN
              ------------------------------------------------------------------------------------
                  Square Feet   % Square Feet    % NOI    Square Feet    % Square Feet   % NOI
              ------------------------------------------------------------------------------------
Northeast           3,599,736           20.0%     26.1%       657,466          3.7%         4.1%
Central                     0            0.0%      0.0%       976,079          5.4%         5.0%
Pacific             1,431,982            8.0%      6.8%     6,944,372         38.6%        33.7%
West                2,271,999           12.6%     13.2%       451,789          2.5%         1.7%
Southeast           1,215,288            6.8%      7.6%       432,698          2.4%         1.6%
--------------------------------------------------------------------------------------------------
  TOTAL             8,519,005           47.4%     53.8%     9,462,404         52.6%        46.2%
--------------------------------------------------------------------------------------------------


                              ALL PROPERTIES
              ------------------------------------------
               Square Feet    % Square Feet       % NOI
              ------------------------------------------
Northeast        4,257,202         23.7%          30.2%
Central            976,079          5.4%           5.0%
Pacific          8,376,354         46.6%          40.6%
West             2,723,788         15.1%          14.9%
Southeast        1,647,986          9.2%           9.3%
--------------------------------------------------------
  TOTAL         17,981,409        100.0%         100.0%
--------------------------------------------------------


--------------------------------------------------------------------------------
REGIONAL SUMMARY OF MSAS
(As of 12/31/99)


               MSA                        STATE         # BUILDINGS        SQUARE FEET      % SQUARE FEET              % NOI
               --------------------------------------------------------------------------------------------------------------
             1 San Francisco              CA                     19          3,040,481              16.9%              16.9%
             2 Boston                     MA                      5          2,884,826              16.0%              20.1%
             3 Atlanta                    GA                      2          1,647,986               9.2%               9.3%
             4 Oakland                    CA                     12          1,601,849               8.9%               6.1%
             5 Seattle                    WA                      5          1,469,741               8.2%               7.8%
             6 San Jose                   CA                     10          1,188,229               6.6%               6.8%
             7 Minneapolis                MN                      1          1,117,439               6.2%               6.8%
             8 Los Angeles                CA                      9          1,108,009               6.2%               6.0%
             9 Washington D.C.            DC,VA                   5            993,411               5.5%               7.0%
            10 Chicago                    IL                      5            976,079               5.4%               5.0%
            11 Orange County              CA                      3            710,115               3.9%               2.7%
            12 San Diego                  CA                      2            420,502               2.3%               1.2%
            13 New York                   NY                      2            378,965               2.1%               3.1%
            14 Ventura                    CA                      3            234,198               1.3%               0.9%
            15 Salt Lake City             UT                      1            136,608               0.8%               0.3%
            16 Sacremento                 CA                      1             72,971               0.4%               0.1%

               --------------------------------------------------------------------------------------------------------------
               Total                                             85         17,981,409               100%               100%
               --------------------------------------------------------------------------------------------------------------


                          REVISED AS OF MARCH 14, 2000
--------------------------------------------------------------------------------
OCCUPANCY SUMMARY
(as of 12/31/99)


                                                   SUMMARY BY REGION
--------------------------------------------------------------------------------------------------------------------------------
                          SQUARE FOOTAGE                                              PERCENTAGE
                OCCUPIED          LEASED         VACANT             TOTAL        OCCUPIED       LEASED       VACANT       TOTAL
Central          898,799          37,266         40,014           976,079           92.1%         3.8%         4.1%      100.0%
Northeast      4,085,512          41,043        130,647         4,257,202           96.0%         1.0%         3.1%      100.0%
Southeast      1,604,354           8,148         35,484         1,647,986           97.4%         0.5%         2.2%      100.0%
Southwest              -               -              -                 -            n/a           n/a         n/a         n/a
West           2,644,123          19,650         60,015         2,723,788           97.1%         0.7%         2.2%      100.0%
Pacific        7,927,626          86,720        267,508         8,281,854           95.7%         1.0%         3.2%      100.0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL (1)     17,160,414         192,827        533,668        17,886,909           95.9%         1.1%         3.0%      100.0%
--------------------------------------------------------------------------------------------------------------------------------


                                                 SUMMARY CBD VS SUBURBAN
--------------------------------------------------------------------------------------------------------------------------------
                          SQUARE FOOTAGE                                              PERCENTAGE
                OCCUPIED          LEASED         VACANT             TOTAL        OCCUPIED       LEASED       VACANT       TOTAL
CBD            8,233,511          66,104        219,390         8,519,005           96.6%         0.8%         2.6%      100.0%
Suburban       8,926,903         126,723        314,278         9,367,904           95.3%         1.4%         3.4%      100.0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL (1)     17,160,414         192,827        533,668        17,886,909           95.9%         1.1%         3.0%      100.0%
--------------------------------------------------------------------------------------------------------------------------------


(1) Excludes Pruneyard Inn square footage of 94,500 square feet

--------------------------------------------------------------------------------
10 LARGEST TENANTS - BASED ON ANNUALIZED BASE RENT
(as of 12/31/99)


                                                                                 PERCENTAGE OF
                                                                                     AGGREGATE                     PERCENTAGE OF
                                                         WEIGHTED AVERAGE            PORTFOLIO       AGGREGATE         AGGREGATE
                                           NUMBER OF     REMAINING LEASE            ANNUALIZED        RENTABLE          OCCUPIED
TENANT (a)                                 BUILDINGS     TERM IN MONTHS (b)           RENT (c)     SQUARE FEET       SQUARE FEET
---------------------------------------------------------------------------------------------------------------------------------
Norwest Corporation [Wells Fargo]                4                181                      2.8%        795,424              4.6%
Massachusetts Financial Services                 1                 38                      2.4%        328,540              1.9%
Hale & Dorr                                      1                162                      2.4%        319,501              1.9%
Wachovia Bank                                    1                108                      2.2%        380,442              2.2%
King & Spalding                                  1                118                      2.0%        314,443              1.8%
The New England Life                             2                331                      1.3%        199,054              1.2%
Perkins Coie                                     1                132                      1.2%        240,127              1.4%
Houghton Mifflin                                 1                 86                      1.1%        225,883              1.3%
PeopleSoft Corporation                           1                105                      1.0%        210,940              1.2%
McKesson                                         1                157                      0.6%        132,476              0.8%

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL \ WEIGHTED AVERAGE (B)                                     123                     17.2%      3,146,830             18.3%
---------------------------------------------------------------------------------------------------------------------------------


(a) Actual tenant may be a susidiary of, or an entity affiliated with, the named tenant.
(b) Weighted Average calculation based on aggregate rentable square footage occupied by each tenant.
(c) Annualized Rent is the monthly contractual base rent under existing leases as of December 31, 1999 multiplied by 12.

                          REVISED AS OF MARCH 14, 2000
--------------------------------------------------------------------------------
LEASE EXPIRATION
(as of 12/31/99)


                                                                           2000 AND
                                                                     MONTH TO MONTH               2001               2002
------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTALS              Square Feet (1)                           80,970             49,850             97,110
                                   % Square Feet (2)                            8.3%               5.1%               9.9%
                                   Annualized Rent (3)                    2,253,772          1,687,984          2,961,215
                                   Number  of Leases                             14                 10                 15
                                   Rent Per Square Foot              $        27.83      $       33.86      $       30.49
------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS            Square Feet (1)                           87,644            373,255            545,046
                                   % Square Feet (2)                            2.1%               9.0%              13.1%
                                   Annualized Rent (3)                    3,250,895         18,345,149         19,806,301
                                   Number  of Leases                             30                 43                 40
                                   Rent Per Square Foot              $        37.09      $       49.15      $       36.34
------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS            Square Feet (1)                           66,086            156,555            172,869
                                   % Square Feet (2)                            4.0%               9.5%              10.5%
                                   Annualized Rent (3)                    1,343,120          3,839,761          3,729,017
                                   Number  of Leases                             18                 17                 11
                                   Rent Per Square Foot              $        20.32      $       24.53      $       21.57
------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS            Square Feet (1)                                -                  -                  -
                                   % Square Feet (2)                            0.0%               0.0%               0.0%
                                   Annualized Rent (3)                            -                  -                  -
                                   Number  of Leases                              -                  -                  -
                                   Rent Per Square Foot              $            -      $           -      $           -
------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTALS                 Square Feet (1)                          189,901            160,389            290,002
                                   % Square Feet (2)                            7.0%               5.9%              10.6%
                                   Annualized Rent (3)                    5,716,611          3,435,951          6,614,751
                                   Number  of Leases                             37                 26                 27
                                   Rent Per Square Foot              $        30.10      $       21.42      $       22.81
------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTALS              Square Feet (1)                          832,032            850,257          1,250,943
                                   % Square Feet (2)                           10.0%              10.3%              15.1%
                                   Annualized Rent (3)                   20,522,177         22,595,920         32,757,585
                                   Number  of Leases                            177                149                187
                                   Rent Per Square Foot              $        24.67      $       26.58      $       26.19
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS                   Square Feet (1)                        1,256,633          1,590,306          2,355,970
                                   % Square Feet (2)                            7.1%               8.9%              13.2%
                                   Annualized Rent (3)                   33,086,576         49,904,766         65,868,869
                                   Number  of Leases                            276                245                280
                                   Rent Per Square Foot              $        26.33      $       31.38      $       27.96
------------------------------------------------------------------------------------------------------------------------------



                                             2003              2004                 2005              2006               2007
--------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTALS                     213,608            51,825                7,177            17,848            107,429
                                             21.9%              5.3%                 0.7%              1.8%              11.0%
                                        6,204,791         1,415,529              201,824           426,152          2,874,154
                                               21                 8                    2                 3                  5
                                   $        29.05      $      27.31        $       28.12     $       23.88      $       26.75
--------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS                   365,022           323,547              304,484           137,363            484,961
                                              8.8%              7.8%                 7.3%              3.3%              11.7%
                                       14,586,834        12,584,983           12,113,187         5,823,427         20,012,589
                                               41                37                   16                11                 24
                                   $        39.96      $      38.90        $       39.78     $       42.39      $       41.27
--------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS                    88,700            68,847               25,392           503,585                  -
                                              5.4%              4.2%                 1.5%             30.6%               0.0%
                                        2,173,371         1,839,882              595,463        15,906,521                  -
                                               14                12                    6                 4                  -
                                   $        24.50      $      26.72        $       23.45     $       31.59      $           -
--------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS                         -                 -                    -                 -                  -
                                              0.0%              0.0%                 0.0%              0.0%               0.0%
                                                -                 -                    -                 -                  -
                                                -                 -                    -                 -                  -
                                   $            -      $          -        $           -     $           -      $           -
--------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTALS                        567,617           416,243               72,122            13,471            149,389
                                             20.8%             15.3%                 2.6%              0.5%               5.5%
                                       14,445,670        12,149,766            1,677,091           346,720          3,597,156
                                               35                32                   13                 4                  2
                                   $        25.45      $     29.19         $       23.25     $       25.74      $       24.08
--------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTALS                   1,201,684         1,049,810              453,316           497,436            585,407
                                             14.5%             12.7%                 5.5%              6.0%               7.1%
                                       34,499,035        32,039,874           13,729,058        12,714,592         16,499,333
                                              172               137                   49                29                 15
                                   $        28.71      $      30.52        $       30.29     $       25.56      $       28.18
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS                        2,436,631         1,910,272              862,491         1,169,703          1,327,186
                                             13.7%             10.7%                 4.9%              6.6%               7.5%
                                       71,909,702        60,030,034           28,316,623        35,217,413         42,983,233
                                              283               226                   86                51                 46
                                   $        29.51      $      31.42        $       32.83     $       30.11      $       32.39
--------------------------------------------------------------------------------------------------------------------------------


                                                           2009 AND
                                            2008             BEYOND              TOTALS
----------------------------------------------------------------------------------------
CENTRAL REGION TOTALS                    110,201            162,781             898,799
                                            11.3%              16.7%               92.1%
                                       3,357,300          3,449,772          24,832,494
                                               2                  1                  81
                                   $       30.47     $        21.19      $        24.22
----------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS                  278,976          1,185,214           4,085,512
                                             6.7%              28.6%               98.4%
                                      14,044,901         51,307,788         171,876,056
                                              11                 28                 281
                                   $       50.34     $        43.29      $        42.07
----------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS                  495,736             26,584           1,604,354
                                            30.1%               1.6%               97.4%
                                      13,607,902            522,985          43,558,023
                                               4                  2                  88
                                   $       27.45     $        19.67      $        27.15
----------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS                        -                  -                   -
                                             0.0%               0.0%                0.0%
                                               -                  -                   -
                                               -                  -                   -
                                   $           -     $            -      $            -
----------------------------------------------------------------------------------------
WEST REGION TOTALS                           366            784,623           2,644,123
                                             0.0%              28.8%               97.1%
                                           9,842         27,918,762          75,912,321
                                               1                  8                 185
                                   $       26.89     $        35.58      $        28.71
----------------------------------------------------------------------------------------
PACIFIC REGION TOTALS                    554,594            652,147           7,927,626
                                             6.7%               7.9%               95.7%
                                      16,262,775         16,431,327         218,051,676
                                              22                 56                 993
                                   $       29.32     $        25.20      $        27.51
----------------------------------------------------------------------------------------
PORTFOLIO TOTALS                       1,439,873          2,811,349          17,160,414
                                             8.1%              15.8%               96.5%
                                      47,282,720         99,630,634         534,230,569
                                              40                 95               1,628
                                   $       32.84     $        35.44      $        31.13
----------------------------------------------------------------------------------------


 (1) Total net rentable square feet represented by expiring leases.
 (2) Percentage of total net rentable feet represented by expiring leases.
 (3) Annualized Rent is the monthly contractual rent under existing leases as of December 31, 1999 multiplied by 12. This amount reflects total base rent before any rent abatements, but includes expense reimbursements. Total rent abatements for leases in effect as of December 31, 1999 for the 12 months ending December 31, 2000 are approximately $7.0 million.

REVISED AS OF MARCH 14, 2000
--------------------------------------------------------------------------------
ROLLOVER OF TOP 10 MARKETS - BASED ON ANNUALIZED RENT
(as of 12/31/99)


                                                               EXPIRATION YEAR
                            ------------------------------------------------------------------------------------
                                           2000                  2001              2002                   TOTAL
                            ------------------------------------------------------------------------------------
                                                   PERCENTAGE OF TOTAL PORTFOLIO RENT EXPIRING
                            ------------------------------------------------------------------------------------
Boston, MA                                0.09%                 1.52%             3.12%                   4.73%
San Francisco, CA                         0.95%                 0.75%             1.77%                   3.47%
Atlanta, GA                               0.26%                 0.75%             0.73%                   1.74%
Seattle, WA                               0.36%                 0.40%             1.04%                   1.79%
Washington DC                             0.30%                 0.62%             0.18%                   1.11%
Minneapolis, MN                           0.59%                 0.06%             0.18%                   0.83%
San Jose, CA                              0.40%                 0.80%             0.51%                   1.70%
Oakland, CA                               0.89%                 0.97%             1.49%                   3.35%
Los Angeles, CA                           0.75%                 1.07%             1.10%                   2.92%
Chicago, IL                               0.44%                 0.33%             0.58%                   1.35%


REVISED AS OF MARCH 14, 2000
--------------------------------------------------------------------------------
PORTFOLIO BY SIC CODE
(As of 12/31/99)


                                                                                                                  PERCENT OF TOTAL
         SIC CODE           STANDARD INDUSTRIAL CLASSIFICATION                      OCCUPIED SQUARE FEET        OCCUPIED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
            73              Business Services                                                   2,415,263                   14.1%
            81              Legal Services                                                      2,969,877                   17.3%
            60              Financial Institutions                                              1,895,294                   11.0%
            48              Communications                                                        410,585                    2.4%
            87              Engineering & Management/ Consulting Services                       1,474,532                    8.6%
            62              Securities & Commodities Brokers                                    1,822,850                   10.6%
            63              Insurance Carriers                                                  1,495,508                    8.7%
            91              Government                                                            122,408                    0.7%
            13              Oil & Gas                                                              39,724                    0.2%
            65              Real Estate                                                           468,222                    2.7%
            72              Retail/Personal Services                                               22,236                    0.1%
            64              Insurance Agents & Related Services                                    97,944                    0.6%
            50              Wholesale goods                                                       719,265                    4.2%
            47              Transportation                                                        106,353                    0.6%
            35              Equipment Manufacturing                                               310,141                    1.8%
            20              Food & Beverage                                                       468,652                    2.7%
            27              Publishing                                                            445,109                    2.6%
            82              Educational Services                                                  109,991                    0.6%
            15              Construction                                                           20,300                    0.1%
            80              Health Services                                                       219,851                    1.3%
            08              Forestry                                                                    -                    0.0%
            83              Social Services                                                        39,018                    0.2%
          Various           Other                                                               1,487,291                    8.7%
----------------------------------------------------------------------------------------------------------------------------------
                                        SQUARE FEET OCCUPIED BY TENANTS AT 12/31/99            17,160,414                    100%
==================================================================================================================================


                        REVISED AS OF MARCH 14, 2000
--------------------------------------------------------------------------------
OFFICE PROPERTY STATISTICS
(as of 12/31/99)



                                                                                                        Approximate
                                                                              Number of   Year Built   Rentable Square
PRIMARY MARKET                                                                Buildings   /Renovated        Feet
                                                                  SUB MARKET
-----------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                                                 LAKE COUNTY
Corporate 500 Centre (k)                                                          4       1986/1990            679,039
                                                                   OAK BROOK
One Lincoln Centre                                                                1         1986               297,040
-----------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                                             5                            976,079
-----------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON
                                                              EAST CAMBRIDGE
One Memorial Drive (b)                                                            1         1985               352,764
                                                          FINANCIAL DISTRICT
125 Summer Street                                                                 1         1989               463,691
Sixty State Street (a)                                                            1         1979               823,014
                                                                    BACK BAY
500 Boylston Street                                                               1         1988               714,513
222 Berkeley Street                                                               1         1991               530,844
NEW YORK
                                                              PARK/LEXINGTON
Tower 56                                                                          1         1983               163,633
                                                              MADISON AVENUE
527 Madison Avenue                                                                1         1986               215,332

WASHINGTON D.C.
                                                                         CBD
Market Square (j)                                                                 2         1990               688,709
                                                         ALEXANDRIA/OLD TOWN
11 Canal Center                                                                   1         1986                70,365
99 Canal Center                                                                   1         1986               137,945
TransPotomac Plaza                                                                1         1983                96,392
-----------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                                          12                          4,257,202
-----------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA
                                                                         CBD
191 Peachtree Street (d)                                                          1         1991             1,215,288
                                                                   NORTHEAST
200 Galleria                                                                      1         1985               432,698
-----------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                                           2                          1,647,986
-----------------------------------------------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS
                                                             MINNEAPOLIS CBD
Norwest Center (i)                                                                1         1988             1,117,439

SALT LAKE CITY
                                                         CENTRAL VALLEY EAST
U.S. West (c)                                                                     1         1985               136,608

SEATTLE
                                                                BELLEVUE CBD
110 Atrium Place (c)                                                              1         1981               215,172
                                                                        CBD
Washington Mutual Tower (e)                                                       3         1988             1,154,560
                                                               I-90 CORRIDOR
Island Corporate Center (c)                                                       1         1987               100,009
-----------------------------------------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                                                7                          2,723,788
-----------------------------------------------------------------------------------------------------------------------


                                                                                Percent of Total
                                                                                   Portfolio
                                                                                   Rentable         Percent     Annualized Rent
PRIMARY MARKET                                                                    Square Feet       Occupied       (000's)(a)
                                                                  SUB MARKET
------------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                                                 LAKE COUNTY
Corporate 500 Centre (k)                                                             3.8%               98.9%         18,555
                                                                   OAK BROOK
One Lincoln Centre                                                                   1.7%               76.6%          6,278
------------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                                                5.5%               92.1%         24,832
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON
                                                              EAST CAMBRIDGE
One Memorial Drive (b)                                                               2.0%               99.8%         12,831
                                                          FINANCIAL DISTRICT
125 Summer Street                                                                    2.6%               67.5%         10,871
Sixty State Street (a)                                                               4.6%               99.9%         27,715
                                                                    BACK BAY
500 Boylston Street                                                                  4.0%              100.1%         39,975
222 Berkeley Street                                                                  3.0%               99.8%         26,306
NEW YORK
                                                              PARK/LEXINGTON
Tower 56                                                                             0.9%               99.2%          7,757
                                                              MADISON AVENUE
527 Madison Avenue                                                                   1.2%               99.5%         11,774

WASHINGTON D.C.
                                                                         CBD
Market Square (j)                                                                    3.9%               99.3%         27,649
                                                         ALEXANDRIA/OLD TOWN
11 Canal Center                                                                      0.4%               95.5%          1,660
99 Canal Center                                                                      0.8%               97.6%          3,334
TransPotomac Plaza                                                                   0.5%               93.8%          2,004
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                                             23.8%               96.0%        171,876
------------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA
                                                                         CBD
191 Peachtree Street (d)                                                             6.8%               97.7%         34,317
                                                                   NORTHEAST
200 Galleria                                                                         2.4%               96.4%          9,241
------------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                                              9.2%               97.4%         43,558
------------------------------------------------------------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS
                                                             MINNEAPOLIS CBD
Norwest Center (i)                                                                   6.2%              100.0%         38,881

SALT LAKE CITY
                                                         CENTRAL VALLEY EAST
U.S. West (c)                                                                        0.8%               76.0%          1,920

SEATTLE
                                                                BELLEVUE CBD
110 Atrium Place (c)                                                                 1.2%              100.0%          4,855
                                                                        CBD
Washington Mutual Tower (e)                                                          6.5%               96.6%         28,132
                                                               I-90 CORRIDOR
Island Corporate Center (c)                                                          0.6%               92.7%          2,124
------------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                                                  15.2%               97.1%         75,912
------------------------------------------------------------------------------------------------------------------------------------


                                                                                  Percent of
                                                                                 Portfolio                    Annualized Rent
                                                                                 Annualized     Number of       Per Occupied
PRIMARY MARKET                                                                      Rent          Leases       Square Foot (a)
                                                                  SUB MARKET
-------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                                                 LAKE COUNTY
Corporate 500 Centre (k)                                                              3.5%            42            $27.64
                                                                   OAK BROOK
One Lincoln Centre                                                                    1.2%            39            $27.59
-------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                                                 4.6%            81            $27.63
-------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON
                                                              EAST CAMBRIDGE
One Memorial Drive (b)                                                                2.4%            12            $36.44
                                                          FINANCIAL DISTRICT
125 Summer Street                                                                     2.0%            20            $34.72
Sixty State Street (a)                                                                5.2%            33            $33.72
                                                                    BACK BAY
500 Boylston Street                                                                   7.5%            30            $55.88
222 Berkeley Street                                                                   4.9%            30            $49.65
NEW YORK
                                                              PARK/LEXINGTON
Tower 56                                                                              1.5%            42            $47.77
                                                              MADISON AVENUE
527 Madison Avenue                                                                    2.2%            21            $54.92

WASHINGTON D.C.
                                                                         CBD
Market Square (j)                                                                     5.2%            57            $40.42
                                                         ALEXANDRIA/OLD TOWN
11 Canal Center                                                                       0.3%             6            $24.72
99 Canal Center                                                                       0.6%            18            $24.77
TransPotomac Plaza                                                                    0.4%            12            $22.17
-------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                                              32.2%           281            $42.07
-------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA
                                                                         CBD
191 Peachtree Street (d)                                                              6.4%            31            $28.90
                                                                   NORTHEAST
200 Galleria                                                                          1.7%            57            $22.16
-------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                                               8.2%            88            $27.15
-------------------------------------------------------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS
                                                             MINNEAPOLIS CBD
Norwest Center (i)                                                                    7.3%            35            $34.80

SALT LAKE CITY
                                                         CENTRAL VALLEY EAST
U.S. West (c)                                                                         0.4%            17            $18.51

SEATTLE
                                                                BELLEVUE CBD
110 Atrium Place (c)                                                                  0.9%            30            $22.56
                                                                        CBD
Washington Mutual Tower (e)                                                           5.3%            82            $25.23
                                                               I-90 CORRIDOR
Island Corporate Center (c)                                                           0.4%            21            $22.92
-------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                                                   14.2%           185            $28.71
-------------------------------------------------------------------------------------------------------------------------------




                                                                                                        Approximate
                                                                              Number of   Year Built   Rentable Square
PRIMARY MARKET                                                                Buildings   /Renovated        Feet
                                                                  SUB MARKET
----------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES
                                                                   BRENTWOOD
West Wilshire (c)                                                                 2      1960 - 1976           235,787
                                                                    GLENDALE
700 North Brand (c)                                                               1         1981               202,531
                                                                SANTA MONICA
429 Santa Monica (c)                                                              1         1982                83,243
Commerce Park (c)                                                                 1         1977                94,367
Janss Court (c)(l)                                                                1         1989               125,709
Searise Office Tower (c)                                                          1         1975               122,292
Wilshire Palisades (h)                                                            1         1981               186,714
                                                                    WESTWOOD
Warner Park Center (c)                                                            1         1986                57,366

OAKLAND
                                                                    BERKELEY
Golden Bear Center (c)                                                            1         1986               160,587
                                                                     CONCORD
Corporate Centre (c)                                                              2      1985 - 1987           329,348
                                                                  PLEASANTON
Park Plaza (c)                                                                    1         1986                87,040
PeopleSoft (c)                                                                    1         1984               277,562
                                                                   SAN RAMON
Norris Tech (c)                                                                   3      1984 - 1990           260,513
ADP Plaza (c)                                                                     2      1987 - 1989           300,308
                                                       WALNUT CREEK DOWNTOWN
1600 South Main (c)                                                               1         1983                83,277
                                                              YGNACIO VALLEY
2700 Ygnacio Valley Road (c)                                                      1         1984               103,214

ORANGE COUNTY
                                                                     AIRPORT
18301 Von Karman (c)                                                              1         1991               219,508
                                                              TOWN & COUNTRY
2677 North Main (c)                                                               1         1987               213,318
                                             UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                                                                   1         1987               277,289

SACREMENTO
                                                          POINT WEST/TRIBUTE
Exposition Centre (c)                                                             1         1984                72,971
SAN DIEGO
                                                              MISSION VALLEY
Centerside II (c)                                                                 1         1987               286,949
Crossroads (c)                                                                    1         1983               133,553

SAN FRANCISCO
                                                                  BURLINGAME
Bay Park Plaza (c)                                                                2      1985 - 1998           257,058
One Bay Plaza (c)                                                                 1         1979               176,533
                                                          FINANCIAL DISTRICT
120 Montgomery (c)                                                                1         1955               420,310
188 Embarcadero (c)                                                               1         1985                85,183
201 California (h)                                                                1         1980               240,230
One Post (c)                                                                      1         1969               391,450
                                                                REDWOOD CITY
Seaport Centre (c)                                                                1         1988               463,418
                                                                   SAN BRUNO
Bayhill  (c)                                                                      4      1982 - 1987           514,255
                                                                   SAN MATEO
Peninsula Office Park (c)                                                         7      1971 - 1998           492,044


                                                                                Percent of Total
                                                                                    Portfolio
                                                                                    Rentable         Percent     Annualized Rent
PRIMARY MARKET                                                                     Square Feet       Occupied       (000's)(a)
                                                                  SUB MARKET
------------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES
                                                                   BRENTWOOD
West Wilshire (c)                                                                     1.3%              94.4%           5,195
                                                                    GLENDALE
700 North Brand (c)                                                                   1.1%              94.2%           5,284
                                                                SANTA MONICA
429 Santa Monica (c)                                                                  0.5%              85.2%           2,130
Commerce Park (c)                                                                     0.5%              78.5%           1,390
Janss Court (c)(l)                                                                    0.7%             100.0%           3,468
Searise Office Tower (c)                                                              0.7%             100.0%           3,639
Wilshire Palisades (h)                                                                1.0%              99.5%           7,395
                                                                    WESTWOOD
Warner Park Center (c)                                                                0.3%             100.0%           1,766

OAKLAND
                                                                    BERKELEY
Golden Bear Center (c)                                                                0.9%              98.9%           5,237
                                                                     CONCORD
Corporate Centre (c)                                                                  1.8%              95.5%           6,837
                                                                  PLEASANTON
Park Plaza (c)                                                                        0.5%             100.0%           1,763
PeopleSoft (c)                                                                        1.6%             100.0%           7,120
                                                                   SAN RAMON
Norris Tech (c)                                                                       1.5%              96.3%           4,255
ADP Plaza (c)                                                                         1.7%              95.2%           6,379
                                                       WALNUT CREEK DOWNTOWN
1600 South Main (c)                                                                   0.5%              98.0%           1,951
                                                              YGNACIO VALLEY
2700 Ygnacio Valley Road (c)                                                          0.6%              98.2%           1,936

ORANGE COUNTY
                                                                     AIRPORT
18301 Von Karman (c)                                                                  1.2%              85.7%           4,728
                                                              TOWN & COUNTRY
2677 North Main (c)                                                                   1.2%              86.8%           3,753
                                             UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                                                                       1.6%              95.4%           6,499

SACREMENTO
                                                          POINT WEST/TRIBUTE
Exposition Centre (c)                                                                 0.4%              70.3%           1,076
SAN DIEGO
                                                              MISSION VALLEY
Centerside II (c)                                                                     1.6%              92.6%           4,813
Crossroads (c)                                                                        0.7%             100.0%           2,341

SAN FRANCISCO
                                                                  BURLINGAME
Bay Park Plaza (c)                                                                    1.4%             100.0%           7,633
One Bay Plaza (c)                                                                     1.0%              99.1%           4,372
                                                          FINANCIAL DISTRICT
120 Montgomery (c)                                                                    2.3%              92.3%          11,214
188 Embarcadero (c)                                                                   0.5%              98.9%           3,378
201 California (h)                                                                    1.3%              90.8%           7,725
One Post (c)                                                                          2.2%              99.0%          10,762
                                                                REDWOOD CITY
Seaport Centre (c)                                                                    2.6%             100.0%         16,521
                                                                   SAN BRUNO
Bayhill  (c)                                                                          2.9%              96.3%         14,421
                                                                   SAN MATEO
Peninsula Office Park (c)                                                             2.8%              97.6%         17,810


                                                                                   Percent of
                                                                                   Portfolio                      Annualized Rent
                                                                                    Annualized     Number of       Per Occupied
PRIMARY MARKET                                                                         Rent          Leases       Square Foot (a)
                                                                  SUB MARKET
---------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES
                                                                   BRENTWOOD
West Wilshire (c)                                                                    1.0%            51                $23.35
                                                                    GLENDALE
700 North Brand (c)                                                                  1.0%            19                $27.71
                                                                SANTA MONICA
429 Santa Monica (c)                                                                 0.4%            34                $30.04
Commerce Park (c)                                                                    0.3%             9                $18.77
Janss Court (c)(l)                                                                   0.6%            21                $27.59
Searise Office Tower (c)                                                             0.7%            27                $29.76
Wilshire Palisades (h)                                                               1.4%            14                $39.82
                                                                    WESTWOOD
Warner Park Center (c)                                                               0.3%             7                $30.78

OAKLAND
                                                                    BERKELEY
Golden Bear Center (c)                                                               1.0%            19                $32.98
                                                                     CONCORD
Corporate Centre (c)                                                                 1.3%            56                $21.74
                                                                  PLEASANTON
Park Plaza (c)                                                                       0.3%             9                $20.25
PeopleSoft (c)                                                                       1.3%             5                $25.65
                                                                   SAN RAMON
Norris Tech (c)                                                                      0.8%             7                $16.96
ADP Plaza (c)                                                                        1.2%            23                $22.32
                                                       WALNUT CREEK DOWNTOWN
1600 South Main (c)                                                                  0.4%            17                $23.91
                                                              YGNACIO VALLEY
2700 Ygnacio Valley Road (c)                                                         0.4%            27                $19.11

ORANGE COUNTY
                                                                     AIRPORT
18301 Von Karman (c)                                                                 0.9%            32                $25.14
                                                              TOWN & COUNTRY
2677 North Main (c)                                                                  0.7%            22                $20.27
                                             UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                                                                      1.2%            48                $24.57

SACREMENTO
                                                          POINT WEST/TRIBUTE
Exposition Centre (c)                                                                0.2%            14                $20.98
SAN DIEGO
                                                              MISSION VALLEY
Centerside II (c)                                                                    0.9%            43                $18.12
Crossroads (c)                                                                       0.4%            11                $17.53

SAN FRANCISCO
                                                                  BURLINGAME
Bay Park Plaza (c)                                                                   1.4%            12                $29.69
One Bay Plaza (c)                                                                    0.8%            48                $24.99
                                                          FINANCIAL DISTRICT
120 Montgomery (c)                                                                   2.1%            84                $28.91
188 Embarcadero (c)                                                                  0.6%            10                $40.10
201 California (h)                                                                   1.4%            9                 $35.41
One Post (c)                                                                         2.0%            32                $27.77
                                                                REDWOOD CITY
Seaport Centre (c)                                                                   3.1%            15                $35.65
                                                                   SAN BRUNO
Bayhill  (c)                                                                         2.7%            45                $29.13
                                                                   SAN MATEO
Peninsula Office Park (c)                                                            3.3%            38                $37.07




                                                                                                        Approximate
                                                                              Number of   Year Built   Rentable Square
PRIMARY MARKET                                                                Buildings   /Renovated        Feet
                                                                  SUB MARKET
-----------------------------------------------------------------------------------------------------------------------
SAN JOSE
                                                                         CBD
10 Almaden (c)                                                                    1         1989               294,809
                                                                    CAMPBELL
Pruneyard Inn (c)(g)                                                              1         1989             na
Pruneyard Office (c)(f)                                                           3      1971 - 1999           354,629
Pruneyard Shopping Center (c)                                                     1         1970s              252,210
                                                                   PALO ALTO
Embarcadero Place (c)                                                             4         1984               192,081

VENTURA
                                                               CONEJO VALLEY
Agoura Hills (c)                                                                  1         1987               115,208
Westlake Spectrum (c)                                                             2         1990               118,990
-----------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                                            59                          8,281,854
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTAL/WEIGHTED AVERAGE                                                 85                         17,886,909
=======================================================================================================================


                                                                              Percent of Total
                                                                                 Portfolio
                                                                                  Rentable         Percent     Annualized Rent
PRIMARY MARKET                                                                   Square Feet       Occupied       (000's)(a)
                                                                  SUB MARKET
-----------------------------------------------------------------------------------------------------------------------------------
SAN JOSE
                                                                         CBD
10 Almaden (c)                                                                     1.6%               100.0%         7,933
                                                                    CAMPBELL
Pruneyard Inn (c)(g)                                                                na                   na      na
Pruneyard Office (c)(f)                                                            2.0%                95.4%        10,532
Pruneyard Shopping Center (c)                                                      1.4%                90.3%         4,913
                                                                   PALO ALTO
Embarcadero Place (c)                                                              1.1%               100.0%         6,839

VENTURA
                                                               CONEJO VALLEY
Agoura Hills (c)                                                                   0.6%                99.8%         2,388
Westlake Spectrum (c)                                                              0.7%                97.2%         2,657
-----------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                                             46.3%                95.7%       218,052
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTAL/WEIGHTED AVERAGE                                                 100.0%                95.9%       534,231
===================================================================================================================================


                                                                                 Percent of
                                                                                Portfolio                    Annualized Rent
                                                                                 Annualized     Number of       Per Occupied
PRIMARY MARKET                                                                      Rent          Leases       Square Foot (a)
                                                                  SUB MARKET
------------------------------------------------------------------------------------------------------------------------------
SAN JOSE
                                                                         CBD
10 Almaden (c)                                                                        1.5%         23              $26.91
                                                                    CAMPBELL
Pruneyard Inn (c)(g)                                                                   na          na                na
Pruneyard Office (c)(f)                                                               2.0%         82              $31.12
Pruneyard Shopping Center (c)                                                         0.9%         51              $21.56
                                                                   PALO ALTO
Embarcadero Place (c)                                                                 1.3%          8              $35.60

VENTURA
                                                               CONEJO VALLEY
Agoura Hills (c)                                                                      0.4%         11              $20.77
Westlake Spectrum (c)                                                                 0.5%         10              $22.97
------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                                                40.8%        993              $27.51
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTAL/WEIGHTED AVERAGE                                                    100.0%      1,628              $31.13
==============================================================================================================================


(a) On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company. The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(b)  The Property was acquired by the Company in April 1998.

(c)  Property acquired as a result of the Wilson acquisition in December 1998.

(d) While the Company's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. The partner in the transaction, CH Associates, Ltd., receives an annual incentive distribution of $250,000 which the Company expects it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow of the property.

(e) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(f) Pruneyard Place construction was completed and occupied on April 1, 1999. The building was entirely pre-leased.

(g) The Pruneyard Inn is a 94,500 sf three-story hotel. A 25,000 square foot expansion was completed in May 1999, increasing the number of rooms from 118 to 172.

(h)  The Property was acquired by the Company in June 1998.

(i) While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company's share of earnings and cash distributions from the partnership that owns Norwest Center was 77.2%.

(j) During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Company's economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a "buffer loan", with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the quarter ended September 30, 1999, the Company received 100% of the cash flow from the Property.

(k)  The Property was acquired by the Company in January 1998.

(l) Janss Court is a seven-story, 125,000 square foot Class A mixed-use building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

                              OFFICE MARKET GRAPHS

THE 54 MAJOR U.S. OFFICE MARKETS
NET ABSORPTION*, COMPLETIONS AND VACANCY RATES

[GRAPHIC]


SOURCE: CB COMMERCIAL REAL ESTATE GROUP, INC./TORTO WHEATON RESEARCH AS OF 4TH QUARTER 1999
* CB Commercial Real Estate Group, Inc. / Torto Wheaton Research defines net absorption as the net change in multi-tenant occupied stock, in square feet, during that period.

THE COMPANY'S 10 LARGEST MARKETS
NET ABSORPTION*, COMPLETIONS AND VACANCY RATES

[GRAPHIC]


SOURCE: CB COMMERCIAL REAL ESTATE GROUP, INC./TORTO WHEATON RESEARCH AS OF 4TH QUARTER 1999
* CB Commercial Real Estate Group, Inc. / Torto Wheaton Research defines net absorption as the net change in multi-tenant occupied stock, in square feet, during that period.

--------------------------------------------------------------------------------
FOR THE COMPANY'S 10 LARGEST MARKETS
Vacancy Rates of Class A Office Space
Compared to Vacancy Rates for All Office Space




                            Direct Vacancy Rate for Class A         Direct Vacancy Rate for All      CPP's*Direct Vacancy Rate for
                                    Office Space*                           Office Space*                    Office Space
                        -----------------------------------------------------------------------------------------------------------
Boston, MA                                              5.6%                               5.9%                               4.3%
San Francisco, CA                                       3.0%                               3.0%                               2.0%
Atlanta, GA                                             9.0%                              10.4%                               2.2%
Seattle, WA                                             3.1%                               3.8%                               1.8%
Washington DC                                           4.6%                               5.3%                               0.6%
Minneapolis, MN                                         6.5%                               7.7%                               0.0%
San Jose, CA                                            6.5%                               5.4%                               2.5%
Oakland, CA                                             7.8%                               7.9%                               2.1%
Los Angeles, CA                                        14.8%                              14.4%                               5.1%
Chicago, IL                                             7.8%                               9.5%                               4.1%

-----------------------------------------------------------------------------------------------------------------------------------
All 10 Markets                                          7.8%                               8.0%                               2.6%
-----------------------------------------------------------------------------------------------------------------------------------
Markets ordered based on CPP Net Operating Income


*Data through December 31, 1999. CB Commercial Real Estate Group, Inc. / Torto Wheaton Research.

--------------------------------------------------------------------------------
CORNERSTONE PROPERTIES' CONTRIBUTION TO EQUITY OFFICE PROPERTIES' 25 LARGEST TENANTS - BASED ON ANNUALIZED BASE RENT
(as of 12/31/99)



                                                                                 PERCENTAGE OF
                                                                                     AGGREGATE                     PERCENTAGE OF
                                                         WEIGHTED AVERAGE            PORTFOLIO       AGGREGATE         AGGREGATE
                                           NUMBER OF     REMAINING LEASE            ANNUALIZED        RENTABLE   OCCUPIED SQUARE
TENANT (a)                                 BUILDINGS     TERM IN MONTHS (b)           RENT (c)     SQUARE FEET              FEET
---------------------------------------------------------------------------------------------------------------------------------
General Services Administration               8                   55                     0.3%           92,440              0.5%
Oglivy & Mather                               -                    -                       -                 -                -
IBM                                           1                   46                     0.2%           33,577              0.2%
Cravath Swaine & Moore                        -                    -                       -                 -                -
State Street Bank                             -                    -                       -                 -                -
PriceWaterhouseCoopers                        1                   122                    0.7%          147,968              0.9%
Silicon Graphics, Inc.                        1                   32                     0.1%            9,186              0.1%
Bank of America                               2                   71                       -             7,249                -
Andersen Consulting                           1                   52                     0.1%           15,838              0.1%
AT&T                                          2                   54                       -               629                -
Arthur Andersen                               -                    -                       -                 -                -
Wells Fargo Bank                              4                   181                    2.8%          795,424              4.6%
Bank One                                      -                    -                       -                 -                -
Universal Music Group, Inc.                   -                    -                       -                 -                -
Chicago Title and Trust                       -                    -                       -                 -                -
Brobeck Phleger and Harrison                  3                   45                     0.9%          120,000              0.7%
Reuters America, Inc.                         -                    -                       -                 -                -
GTE                                           -                    -                       -                 -                -
William M. Mercer, Inc.                       1                   52                       -             6,851                -
US West Communications                        1                   20                     0.1%           37,276              0.2%
American Management Systems                   1                   13                       -             2,728                -
Booz Allen & Hamilton, Inc.                   -                    -                       -                 -                -
Smith Barney                                  1                   61                     0.1%           17,122              0.1%
Aon Service Corporation                       2                   57                     0.1%           17,226              0.1%
Merrill Lynch                                 2                   38                     0.1%           12,998              0.1%

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL \ WEIGHTED AVERAGE (B)                                     136                    5.5%        1,316,512              7.6%
---------------------------------------------------------------------------------------------------------------------------------


(a) Actual tenant may be a susidiary of, or an entity affiliated with, the named tenant.
(b) Weighted Average calculation based on aggregate rentable square footage occupied by each tenant.
(c) Annualized Rent is the monthly contractual base rent under existing leases as of December 31, 1999 multiplied by 12.

--------------------------------------------------------------------------------
OFFICE PROPERTY STATISTICS
(as of 12/31/99)


                                                                                                  Percent of Total
                                                                                  Approximate        Portfolio
                                                        Number of   Year Built   Rentable Square      Rentable         Percent
PRIMARY MARKET                                          Buildings   /Renovated        Feet           Square Feet       Occupied
                                            SUB MARKET
------------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO

                                          LAKE COUNTY

Corporate 500 Centre (4 buildings)                         4        1986/1990           679,039         3.8%             98.9%    S
                                            OAK BROOK

One Lincoln Centre                                         1          1986              297,040         1.7%             76.6%    S
---------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                      5                            976,079         5.4%             96.1%
---------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON

                                       EAST CAMBRIDGE

One Memorial Drive                                         1          1985              352,764         2.0%             99.8%    S
                                   FINANCIAL DISTRICT

125 Summer Street                                          1          1989              463,691         2.6%             67.5%    C
Sixty State Street                                         1          1979              823,014         4.6%             99.9%    C
                                             BACK BAY

500 Boylston Street                                        1          1988              714,513         4.0%            100.0%    C
222 Berkeley Street                                        1          1991              530,844         3.0%             99.8%    C
NEW YORK

                                       PARK/LEXINGTON

Tower 56                                                   1          1983              163,633         0.9%             99.2%    C
                                       MADISON AVENUE

527 Madison Avenue                                         1          1986              215,332         1.2%             99.5%    C

WASHINGTON D.C.

                                                  CBD

Market Square (2 buildings)                                2          1990              688,709         3.8%             99.3%    C
                                  ALEXANDRIA/OLD TOWN

11 Canal Center                                            1          1986               70,365         0.4%             95.5%    S
99 Canal Center                                            1          1986              137,945         0.8%             97.6%    S
TransPotomac Plaza                                         1          1983               96,392         0.5%             93.8%    S
---------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                   12                          4,257,202        23.7%             97.3%
---------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA

                                                  CBD

191 Peachtree Street                                       1          1991            1,215,288         6.8%             97.7%    C
                                            NORTHEAST

200 Galleria                                               1          1985              432,698         2.4%             96.4%    S
---------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                    2                          1,647,986         9.2%             90.4%
---------------------------------------------------------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS

                                      MINNEAPOLIS CBD

Norwest Center (i)                                         1          1988            1,117,439         6.2%            100.0%    C

SALT LAKE CITY

                                  CENTRAL VALLEY EAST

U.S. West (c)                                              1          1985              136,608         0.8%             76.0%    S

SEATTLE

                                         BELLEVUE CBD

110 Atrium Place (c)                                       1          1981              215,172         1.2%            100.0%    S
                                                  CBD

Washington Mutual Tower (e)                                3          1988            1,154,560         6.4%             96.6%    C
                                        I-90 CORRIDOR

Island Corporate Center (c)                                1          1987              100,009         0.6%             96.9%    S
---------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                         7                          2,723,788        15.1%             92.1%
---------------------------------------------------------------------------------------------------------------------------------




                                                             Property     % of                  % of
PRIMARY MARKET                                               Cash NOI    Total    MSA Total    Total
                                            SUB MARKET
------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO

                                          LAKE COUNTY

Corporate 500 Centre (4 buildings)                               12,550     3.6%
                                            OAK BROOK

One Lincoln Centre                                                4,759     1.4%     17,309      5.0%
----------------------------------------------------------  ------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                            17,309     5.0%     17,309      5.0%
----------------------------------------------------------  ------------------------------------------
NORTHEAST REGION
BOSTON

                                       EAST CAMBRIDGE

One Memorial Drive                                                8,858     2.6%
                                   FINANCIAL DISTRICT

125 Summer Street                                                 8,737     2.5%
Sixty State Street                                               18,350     5.3%
                                             BACK BAY

500 Boylston Street                                              21,385     6.2%
222 Berkeley Street                                              12,071     3.5%     69,400     20.1%
NEW YORK

                                       PARK/LEXINGTON

Tower 56                                                          4,251     1.2%
                                       MADISON AVENUE

527 Madison Avenue                                                6,632     1.9%     10,883      3.1%

WASHINGTON D.C.

                                                  CBD

Market Square (2 buildings)                                      18,825     5.4%
                                  ALEXANDRIA/OLD TOWN

11 Canal Center                                                   1,173     0.3%
99 Canal Center                                                   2,699     0.8%
TransPotomac Plaza                                                1,425     0.4%     24,122      7.0%
----------------------------------------------------------  ------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                         104,406    30.2%    104,406     30.2%
----------------------------------------------------------  ------------------------------------------
SOUTHEAST REGION
ATLANTA

                                                  CBD

191 Peachtree Street                                             26,433     7.6%
                                            NORTHEAST

200 Galleria                                                      5,694     1.6%     32,127      9.3%
----------------------------------------------------------  ------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                          32,127     9.3%     32,127      9.3%
----------------------------------------------------------  ------------------------------------------
WEST REGION
MINNEAPOLIS

                                      MINNEAPOLIS CBD

Norwest Center (i)                                               23,610     6.8%     23,610      6.8%

SALT LAKE CITY

                                  CENTRAL VALLEY EAST

U.S. West (c)                                                     1,105     0.3%      1,105      0.3%

SEATTLE

                                         BELLEVUE CBD

110 Atrium Place (c)                                              3,651     1.1%
                                                  CBD

Washington Mutual Tower (e)                                      21,906     6.3%
                                        I-90 CORRIDOR

Island Corporate Center (c)                                       1,266     0.4%     26,822      7.8%
----------------------------------------------------------  ------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                               51,538    14.9%     51,538     14.9%
----------------------------------------------------------  ------------------------------------------



                                                                                                  Percent of Total
                                                                                  Approximate        Portfolio
                                                        Number of   Year Built   Rentable Square      Rentable         Percent
PRIMARY MARKET                                          Buildings   /Renovated        Feet           Square Feet       Occupied
                                            SUB MARKET
------------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES

                                            BRENTWOOD

West Wilshire (c)                                          2       1960 - 1976          235,787         1.3%             94.4%    S
                                             GLENDALE

700 North Brand (c)                                        1          1981              202,531         1.1%             94.2%    S
                                         SANTA MONICA

429 Santa Monica (c)                                       1          1982               83,243         0.5%             87.5%    S
Commerce Park (c)                                          1          1977               94,367         0.5%             78.5%    S
Janss Court (c)(l)                                         1          1989              125,709         0.7%            100.0%    S
Searise Office Tower (c)                                   1          1975              122,292         0.7%            100.0%    S
Wilshire Palisades (h)                                     1          1981              186,714         1.0%             99.5%    S
                                             WESTWOOD

Warner Park Center (c)                                     1          1986               57,366         0.3%            100.0%    S

OAKLAND

                                             BERKELEY

Golden Bear Center (c)                                     1          1986              160,587         0.9%             98.9%    S
                                              CONCORD

Corporate Centre (c)                                       2       1985 - 1987          329,348         1.8%             95.5%    S
                                           PLEASANTON

Park Plaza (c)                                             1          1986               87,040         0.5%            100.0%    S
PeopleSoft (c)                                             1          1984              277,562         1.5%            100.0%    S
                                            SAN RAMON

Norris Tech (c)                                            3       1984 - 1990          260,513         1.4%            100.0%    S
ADP Plaza (c)                                              2       1987 - 1989          300,308         1.7%             95.2%    S
                                WALNUT CREEK DOWNTOWN

1600 South Main (c)                                        1          1983               83,277         0.5%             98.0%    S
                                       YGNACIO VALLEY

2700 Ygnacio Valley Road (c)                               1          1984              103,214         0.6%             99.2%    S

ORANGE COUNTY

                                              AIRPORT

18301 Von Karman (c)                                       1          1991              219,508         1.2%             88.3%    S
                                       TOWN & COUNTRY

2677 North Main (c)                                        1          1987              213,318         1.2%             94.3%    S
                      UNCLASSIFIED WEST ORANGE COUNTY

Bixby Ranch (c)                                            1          1987              277,289         1.5%             98.1%    S

SACREMENTO

                                   POINT WEST/TRIBUTE

Exposition Centre (c)                                      1          1984               72,971         0.4%             70.3%    S

SAN DIEGO

                                       MISSION VALLEY

Centerside II (c)                                          1          1987              286,949         1.6%             92.6%    S
Crossroads (c)                                             1          1983              133,553         0.7%            100.0%    S

SAN FRANCISCO

                                           BURLINGAME

Bay Park Plaza (c)                                         2       1985 - 1998          257,058         1.4%            100.0%    S
One Bay Plaza (c)                                          1          1979              176,533         1.0%             99.1%    S
                                   FINANCIAL DISTRICT

120 Montgomery (c)                                         1          1955              420,310         2.3%             94.5%    C
188 Embarcadero (c)                                        1          1985               85,183         0.5%             98.9%    C
201 California (h)                                         1          1980              240,230         1.3%             90.8%    C
One Post (c)                                               1          1969              391,450         2.2%             99.0%    C
                                         REDWOOD CITY

Seaport Centre (c)                                         1          1988              463,418         2.6%            100.0%    S
                                            SAN BRUNO

Bayhill  (c)                                               4       1982 - 1987          514,255         2.9%             96.3%    S
                                            SAN MATEO

Peninsula Office Park (c)                                  7       1971 - 1998          492,044         2.7%             99.9%    S




                                                           Property     % of                  % of
PRIMARY MARKET                                              Cash NOI    Total    MSA Total    Total
                                            SUB MARKET
----------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES

                                            BRENTWOOD

West Wilshire (c)                                               2,986     0.9%
                                             GLENDALE

700 North Brand (c)                                             3,735     1.1%
                                         SANTA MONICA

429 Santa Monica (c)                                              822     0.2%
Commerce Park (c)                                                 916     0.3%
Janss Court (c)(l)                                              2,791     0.8%
Searise Office Tower (c)                                        2,369     0.7%
Wilshire Palisades (h)                                          5,947     1.7%
                                             WESTWOOD

Warner Park Center (c)                                          1,161     0.3%     20,727      6.0%

OAKLAND

                                             BERKELEY

Golden Bear Center (c)                                          2,693     0.8%
                                              CONCORD

Corporate Centre (c)                                            3,949     1.1%
                                           PLEASANTON

Park Plaza (c)                                                    811     0.2%
PeopleSoft (c)                                                  4,153     1.2%
                                            SAN RAMON

Norris Tech (c)                                                 3,066     0.9%
ADP Plaza (c)                                                   4,069     1.2%
                                WALNUT CREEK DOWNTOWN

1600 South Main (c)                                             1,122     0.3%
                                       YGNACIO VALLEY

2700 Ygnacio Valley Road (c)                                    1,075     0.3%     20,937      6.1%

ORANGE COUNTY

                                              AIRPORT

18301 Von Karman (c)                                            2,634     0.8%
                                       TOWN & COUNTRY

2677 North Main (c)                                             2,071     0.6%
                      UNCLASSIFIED WEST ORANGE COUNTY

Bixby Ranch (c)                                                 4,596     1.3%      9,301      2.7%

SACREMENTO

                                   POINT WEST/TRIBUTE

Exposition Centre (c)                                             498     0.1%        498      0.1%

SAN DIEGO

                                       MISSION VALLEY

Centerside II (c)                                               2,662     0.8%
Crossroads (c)                                                  1,345     0.4%      4,007      1.2%
SAN FRANCISCO

                                           BURLINGAME

Bay Park Plaza (c)                                              6,305     1.8%
One Bay Plaza (c)                                               2,999     0.9%
                                   FINANCIAL DISTRICT

120 Montgomery (c)                                              5,166     1.5%
188 Embarcadero (c)                                             1,912     0.6%
201 California (h)                                              4,051     1.2%
One Post (c)                                                    6,374     1.8%
                                         REDWOOD CITY

Seaport Centre (c)                                             10,059     2.9%
                                            SAN BRUNO

Bayhill  (c)                                                    9,232     2.7%
                                            SAN MATEO

Peninsula Office Park (c)                                      12,149     3.5%     58,249     16.9%



                                                                                                  Percent of Total
                                                                                  Approximate        Portfolio
                                                        Number of   Year Built   Rentable Square      Rentable         Percent
PRIMARY MARKET                                          Buildings   /Renovated        Feet           Square Feet       Occupied
                                            SUB MARKET
------------------------------------------------------------------------------------------------------------------------------------
SAN JOSE

                                                  CBD

10 Almaden (c)                                             1          1989              294,809         1.6%            100.0%    C
                                             CAMPBELL

Pruneyard Inn (c)(g)                                       1          1989               94,500         0.5%              na      S
Pruneyard Office (c)(f)                                    3       1971 - 1999          354,629         2.0%             99.1%    S
Pruneyard Shopping Center (c)                              1          1970s             252,210         1.4%             90.3%    S
                                            PALO ALTO

Embarcadero Place (c)                                      4          1984              192,081         1.1%            100.0%    S

VENTURA

                                        CONEJO VALLEY

Agoura Hills (c)                                           1          1987              115,208         0.6%             99.8%    S
Westlake Spectrum (c)                                      2          1990              118,990         0.7%             97.2%    S
---------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                     59                          8,376,354        46.6%             90.2%
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTAL/WEIGHTED AVERAGE                          85                         17,981,409       100.0%             93.7%
=================================================================================================================================


                                                                       CBD            8,519,005        47.4%
                                                                    Surburban         9,462,404        52.6%
                                                                                     17,981,409
                                                                                Total SF

                                                                    Northeast         4,257,202        23.7%
                                                                     Central            976,079         5.4%
                                                                     Pacific          8,376,354        46.6%
                                                                      West            2,723,788        15.1%
                                                                    Southwest                 0         0.0%
                                                                    Southeast         1,647,986         9.2%
                                                                                     17,981,409
                                                                                CBD
                                                                    Northeast         3,599,736        20.0%
                                                                     Central                  0         0.0%
                                                                     Pacific          1,431,982         8.0%
                                                                      West            2,271,999        12.6%
                                                                    Southwest                 0         0.0%
                                                                    Southeast         1,215,288         6.8%
                                                                                      8,519,005
                                                                                Suburban
                                                                    Northeast           657,466         3.7%
                                                                     Central            976,079         5.4%
                                                                     Pacific          6,944,372        38.6%
                                                                      West              451,789         2.5%
                                                                    Southwest                 0         0.0%
                                                                    Southeast           432,698         2.4%
                                                                                      9,462,404




                                                           Property     % of                  % of
PRIMARY MARKET                                              Cash NOI    Total    MSA Total    Total
                                            SUB MARKET
----------------------------------------------------------------------------------------------------
SAN JOSE

                                                  CBD

10 Almaden (c)                                                  6,068     1.8%
                                             CAMPBELL

Pruneyard Inn (c)(g)                                            3,107     0.9%
Pruneyard Office (c)(f)                                         5,790     1.7%
Pruneyard Shopping Center (c)                                   3,014     0.9%
                                            PALO ALTO

Embarcadero Place (c)                                           5,356     1.6%     23,334      6.8%

VENTURA

                                        CONEJO VALLEY

Agoura Hills (c)                                                1,422     0.4%
Westlake Spectrum (c)                                           1,686     0.5%      3,108      0.9%
--------------------------------------------------------  ------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                         140,162    40.6%    140,162     40.6%
--------------------------------------------------------  ------------------------------------------

PORTFOLIO TOTAL/WEIGHTED AVERAGE                              345,541   100.0%    345,541    100.0%
========================================================  ==========================================


                                                             185,773   53.8%           16
                                                             159,769   46.2%
                                                             345,541
                                                          Total SF

                                                             104,406   30.2%
                                                              17,309    5.0%
                                                             140,162   40.6%
                                                              51,538   14.9%
                                                                   0    0.0%
                                                              32,127    9.3%
                                                             345,541  100.0%
                                                          CBD
                                                              90,251   26.1%
                                                                   0    0.0%
                                                              23,572    6.8%
                                                              45,516   13.2%
                                                                   0    0.0%
                                                              26,433    7.6%
                                                             185,773   53.8%
                                                          Suburban
                                                              14,155    4.1%
                                                              17,309    5.0%
                                                             116,589   33.7%
                                                               6,021    1.7%
                                                                   0    0.0%
                                                               5,694    1.6%
                                                             159,769   46.2%



Sum of NRA
--------------------------------
SIC Code         Total
--------------------------------
              81      2,969,877 Legal services
              73      2,415,263 Business services
              62      1,729,085 Security, commodity brokers, and services
              60      1,608,123 Depository institutions
              63      1,495,508 Insurance carriers
              87      1,474,532 Engineering and management services
              27        445,109 Printing and publishing
              48        410,585 Communications
              65        377,370 Real estate
              67        334,077 Holding and other investment offices
              35        310,141 Industrial machinery and equipment
              61        287,171 Nondepository credit institutions
              58        277,710 Eating and drinking places
              51        266,797 Wholesale trade--nondurable goods
              80        219,851 Health services
              20        190,942 Food and kindred products
              59        176,147 Miscellaneous retail
              36        164,024 Electrical and Electronic Equipment
              49        157,639 Electric, gas and sanitary services
              28        152,854 Chemicals and allied products
              56        122,057 Apparel and accessory stores
              78        115,555 Motion pictures
              82        109,991 Educational services
              47        106,353 Transportation services
              86        103,693 Membership organizations
              91         99,263 Executive, legislative, and general government
              64         97,944 Insurance agents, brokers, and service
other                    96,048 Other
              37         78,138 Transportation equipment
              26         77,518 Paper and allied products
              53         75,743 General merchandise stores
              89         60,242 Miscellaneous services
              38         50,259 Instruments and related products
              45         49,780 Transportation by air
              13         39,724 Oil and gas extraction
              83         39,018 Social services
              54         33,654 Food stores
              79         33,610 Amusement and recreational services
              70         31,436 Hotels, rooming houses, camps, and other lodging places
              57         27,266 Furniture, home furnishings and equipment stores
              75         27,119 Automotive repair, services, and parking
              84         22,427 Museums, art galleries, botanical & zoological garden
              34         22,392 Fabricated metal products
              72         22,236 Personal Services
              44         20,625 Water transportation
              15         20,300 General building contractors
              39         19,426 Miscellaneous manufacturing industries
              50         16,330 Wholesale trade--durable goods
              21         14,441 Tobacco manufacturers
              43         12,783 U.S. Postal Service
              29         12,349 Petroleum and coal products
              94         12,238 Administration of human resources
              97         10,907 National security and international affairs
              41         10,545 Local and interurban passenger transit
              40          7,686 Railroads, Line-haul Operating
              42          5,297 Motor freight transportation and warehousing
              33          4,673 Primary metal industries
              23          3,963 Apparel and other textile products
              12          2,588 Coal Mining
              25          1,455 Furniture and fixtures
              32          1,321 Stone, clay, glass, and concrete products
              55          1,271 Automotive dealers and gasoline services stations
              17            270 other
(blank)
--------------------------------
Grand Total          17,182,739
--------------------------------

                      3,171,435 OTHER


OFFICE PROPERTY STATISTICS DETAIL
(as of 12/31/99)



PRIMARY MARKET                                          Occupied SF     %
                                            SUB MARKET
-------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                           LAKE COUNTY
Corporate 500 Centre (k)                                     671,237    98.9%
                                             OAK BROOK
One Lincoln Centre                                           227,562    76.6%
-------------------------------------------------------------------------------

CENTRAL REGION TOTAL/WEIGHTED AVERAGE                        898,799    92.1%
-------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON
                                        EAST CAMBRIDGE
One Memorial Drive (b)                                       352,164    99.8%
                                    FINANCIAL DISTRICT
125 Summer Street                                            313,109    67.5%
Sixty State Street (a)                                       822,000    99.9%
                                              BACK BAY
500 Boylston Street                                          715,381   100.1%
222 Berkeley Street                                          529,825    99.8%

NEW YORK
                                        PARK/LEXINGTON
Tower 56                                                     162,393    99.2%
                                        MADISON AVENUE
527 Madison Avenue                                           214,359    99.5%

WASHINGTON D.C.
                                                   CBD
Market Square (j)                                            684,120    99.3%
                                   ALEXANDRIA/OLD TOWN
11 Canal Center                                               67,167    95.5%
99 Canal Center                                              134,610    97.6%
TransPotomac Plaza                                            90,384    93.8%
-------------------------------------------------------------------------------

NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                    4,085,512    96.0%
-------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA
                                                   CBD
191 Peachtree Street (d)                                   1,187,264    97.7%
                                             NORTHEAST
200 Galleria                                                 417,090    96.4%
-------------------------------------------------------------------------------

SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                    1,604,354    97.4%
-------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS
                                       MINNEAPOLIS CBD
Norwest Center (i)                                         1,117,439   100.0%
SALT LAKE CITY
                                   CENTRAL VALLEY EAST
U.S. West (c)                                                103,763    76.0%

SEATTLE
                                          BELLEVUE CBD
110 Atrium Place (c)                                         215,172   100.0%
                                                   CBD
Washington Mutual Tower (e)                                1,115,058    96.6%
                                         I-90 CORRIDOR
Island Corporate Center (c)                                   92,691    92.7%
-------------------------------------------------------------------------------

WEST REGION TOTAL/WEIGHTED AVERAGE                         2,644,123    97.1%
-------------------------------------------------------------------------------


                                                          Pre-Leased
PRIMARY MARKET                                                 SF          %       Leased SF      %      Vacant SF      %
                                            SUB MARKET
----------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                           LAKE COUNTY
Corporate 500 Centre (k)                                            -     0.0%       671,237    98.9%        7,802     1.1% S
                                             OAK BROOK                                                                           0
One Lincoln Centre                                             37,266    12.5%       264,828    89.2%       32,212    10.8% S
----------------------------------------------------------------------------------------------------------------------------

CENTRAL REGION TOTAL/WEIGHTED AVERAGE                          37,266     3.8%       936,065    95.9%       40,014     4.1%      0
----------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION                                                                                                                 0
BOSTON                                                                                                                           0
                                        EAST CAMBRIDGE                                                                           0
One Memorial Drive (b)                                              -     0.0%       352,164    99.8%          600     0.2% S
                                    FINANCIAL DISTRICT                                                                           0
125 Summer Street                                              29,601     6.4%       342,710    73.9%      120,981    26.1% C
Sixty State Street (a)                                              -     0.0%       822,000    99.9%        1,014     0.1% C
                                              BACK BAY                                                                           0
500 Boylston Street                                                 -     0.0%       715,381   100.1%         (868)   -0.1% C
222 Berkeley Street                                                 -     0.0%       529,825    99.8%        1,019     0.2% C

NEW YORK                                                                                                                         0
                                        PARK/LEXINGTON                                                                           0
Tower 56                                                            -     0.0%       162,393    99.2%        1,240     0.8% C
                                        MADISON AVENUE                                                                           0
527 Madison Avenue                                                  -     0.0%       214,359    99.5%          973     0.5% C

WASHINGTON D.C.                                                                                                                  0
                                                   CBD                                                                           0
Market Square (j)                                                   -     0.0%       684,120    99.3%        4,589     0.7% C
                                   ALEXANDRIA/OLD TOWN                                                                           0
11 Canal Center                                                 2,099     3.0%        69,266    98.4%        1,099     1.6% S
99 Canal Center                                                 3,335     2.4%       137,945   100.0%            -     0.0% S
TransPotomac Plaza                                              6,008     6.2%        96,392   100.0%            -     0.0% S
----------------------------------------------------------------------------------------------------------------------------

NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                        41,043     1.0%     4,126,555    96.9%      130,647     3.1%      0
----------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION                                                                                                                 0
ATLANTA                                                                                                                          0
                                                   CBD                                                                           0
191 Peachtree Street (d)                                            -     0.0%     1,187,264    97.7%       28,024     2.3% C
                                             NORTHEAST                                                                           0
200 Galleria                                                    8,148     1.9%       425,238    98.3%        7,460     1.7% S
----------------------------------------------------------------------------------------------------------------------------

SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                         8,148     0.5%     1,612,502    97.8%       35,484     2.2%      0
----------------------------------------------------------------------------------------------------------------------------
WEST REGION                                                                                                                      0
MINNEAPOLIS                                                                                                                      0
                                       MINNEAPOLIS CBD                                                                           0
Norwest Center (i)                                                  -     0.0%     1,117,439   100.0%            -     0.0% C
SALT LAKE CITY                                                                                                                   0
                                   CENTRAL VALLEY EAST                                                                           0
U.S. West (c)                                                       -     0.0%       103,763    76.0%       32,845    24.0% S

SEATTLE                                                                                                                          0
                                          BELLEVUE CBD                                                                           0
110 Atrium Place (c)                                                -     0.0%       215,172   100.0%            -     0.0% S
                                                   CBD                                                                           0
Washington Mutual Tower (e)                                    15,403     1.3%     1,130,461    97.9%       24,099     2.1% C
                                         I-90 CORRIDOR                                                                           0
Island Corporate Center (c)                                     4,247     4.2%        96,938    96.9%        3,071     3.1% S
----------------------------------------------------------------------------------------------------------------------------

WEST REGION TOTAL/WEIGHTED AVERAGE                             19,650     0.7%     2,663,773    97.8%       60,015     2.2%      0
----------------------------------------------------------------------------------------------------------------------------




PRIMARY MARKET                                          Occupied SF     %
                                            SUB MARKET
-------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES
                                             BRENTWOOD
West Wilshire (c)                                            222,497    94.4%
                                              GLENDALE
700 North Brand (c)                                          190,690    94.2%
                                          SANTA MONICA
429 Santa Monica (c)                                          70,916    85.2%
Commerce Park (c)                                             74,043    78.5%
Janss Court (c)(l)                                           125,709   100.0%
Searise Office Tower (c)                                     122,296   100.0%
Wilshire Palisades (h)                                       185,698    99.5%
                                              WESTWOOD
Warner Park Center (c)                                        57,366   100.0%

OAKLAND
                                              BERKELEY
Golden Bear Center (c)                                       158,802    98.9%
                                               CONCORD
Corporate Centre (c)                                         314,502    95.5%
                                            PLEASANTON
Park Plaza (c)                                                87,040   100.0%
PeopleSoft (c)                                               277,562   100.0%
                                             SAN RAMON
Norris Tech (c)                                              250,913    96.3%
ADP Plaza (c)                                                285,857    95.2%
                                 WALNUT CREEK DOWNTOWN
1600 South Main (c)                                           81,588    98.0%
                                        YGNACIO VALLEY
2700 Ygnacio Valley Road (c)                                 101,337    98.2%

ORANGE COUNTY
                                               AIRPORT
18301 Von Karman (c)                                         188,102    85.7%
                                        TOWN & COUNTRY
2677 North Main (c)                                          185,118    86.8%
                       UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                                              264,512    95.4%

SACREMENTO
                                    POINT WEST/TRIBUTE
Exposition Centre (c)                                         51,293    70.3%

SAN DIEGO
                                        MISSION VALLEY
Centerside II (c)                                            265,672    92.6%
Crossroads (c)                                               133,553   100.0%

SAN FRANCISCO
                                            BURLINGAME
Bay Park Plaza (c)                                           257,058   100.0%
One Bay Plaza (c)                                            174,941    99.1%
                                    FINANCIAL DISTRICT
120 Montgomery (c)                                           387,887    92.3%
188 Embarcadero (c)                                           84,256    98.9%
201 California (h)                                           218,142    90.8%
One Post (c)                                                 387,510    99.0%
                                          REDWOOD CITY
Seaport Centre (c)                                           463,422   100.0%
                                             SAN BRUNO
Bayhill  (c)                                                 495,119    96.3%
                                             SAN MATEO
Peninsula Office Park (c)                                    480,477    97.6%


                                                         Pre-Leased
PRIMARY MARKET                                          O     SF          %       Leased SF      %      Vacant SF      %
                                            SUB MARKET
---------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION                                                                                                                  0
LOS ANGELES                                                                                                                     0
                                             BRENTWOOD                                                                          0
West Wilshire (c)                                                  -     0.0%       222,497    94.4%       13,290     5.6% S
                                              GLENDALE                                                                          0
700 North Brand (c)                                                -     0.0%       190,690    94.2%       11,841     5.8% S
                                          SANTA MONICA                                                                          0
429 Santa Monica (c)                                           1,887     2.3%        72,803    87.5%       10,440    12.5% S
Commerce Park (c)                                                  -     0.0%        74,043    78.5%       20,324    21.5% S
Janss Court (c)(l)                                                 -     0.0%       125,709   100.0%            -     0.0% S
Searise Office Tower (c)                                           -     0.0%       122,296   100.0%           (4)    0.0% S
Wilshire Palisades (h)                                             -     0.0%       185,698    99.5%        1,016     0.5% S
                                              WESTWOOD                                                                          0
Warner Park Center (c)                                             -     0.0%        57,366   100.0%            -     0.0% S

OAKLAND                                                                                                                         0
                                              BERKELEY                                                                          0
Golden Bear Center (c)                                             -     0.0%       158,802    98.9%        1,785     1.1% S
                                               CONCORD                                                                          0
Corporate Centre (c)                                               -     0.0%       314,502    95.5%       14,846     4.5% S
                                            PLEASANTON                                                                          0
Park Plaza (c)                                                     -     0.0%        87,040   100.0%            -     0.0% S
PeopleSoft (c)                                                     -     0.0%       277,562   100.0%            -     0.0% S
                                             SAN RAMON                                                                          0
Norris Tech (c)                                                9,600     3.7%       260,513   100.0%            -     0.0% S
ADP Plaza (c)                                                      -     0.0%       285,857    95.2%       14,451     4.8% S
                                 WALNUT CREEK DOWNTOWN                                                                          0
1600 South Main (c)                                                -     0.0%        81,588    98.0%        1,689     2.0% S
                                        YGNACIO VALLEY                                                                          0
2700 Ygnacio Valley Road (c)                                   1,010     1.0%       102,347    99.2%          867     0.8% S

ORANGE COUNTY                                                                                                                   0
                                               AIRPORT                                                                          0
18301 Von Karman (c)                                           5,691     2.6%       193,793    88.3%       25,715    11.7% S
                                        TOWN & COUNTRY                                                                          0
2677 North Main (c)                                           15,950     7.5%       201,068    94.3%       12,250     5.7% S
                       UNCLASSIFIED WEST ORANGE COUNTY                                                                          0
Bixby Ranch (c)                                                7,544     2.7%       272,056    98.1%        5,233     1.9% S

SACREMENTO                                                                                                                      0
                                    POINT WEST/TRIBUTE                                                                          0
Exposition Centre (c)                                              -     0.0%        51,293    70.3%       21,678    29.7% S

SAN DIEGO                                                                                                                       0
                                        MISSION VALLEY                                                                          0
Centerside II (c)                                                  -     0.0%       265,672    92.6%       21,277     7.4% S
Crossroads (c)                                                     -     0.0%       133,553   100.0%            -     0.0% S

SAN FRANCISCO                                                                                                                   0
                                            BURLINGAME                                                                          0
Bay Park Plaza (c)                                                 -     0.0%       257,058   100.0%            -     0.0% S
One Bay Plaza (c)                                                  -     0.0%       174,941    99.1%        1,592     0.9% S
                                    FINANCIAL DISTRICT                                                                          0
120 Montgomery (c)                                             9,417     2.2%       397,304    94.5%       23,006     5.5% C
188 Embarcadero (c)                                                -     0.0%        84,256    98.9%          927     1.1% C
201 California (h)                                            11,683     4.9%       229,825    95.7%       10,405     4.3% C
One Post (c)                                                       -     0.0%       387,510    99.0%        3,940     1.0% C
                                          REDWOOD CITY                                                                          0
Seaport Centre (c)                                                 -     0.0%       463,422   100.0%           (4)    0.0% S
                                             SAN BRUNO                                                                          0
Bayhill  (c)                                                       -     0.0%       495,119    96.3%       19,136     3.7% S
                                             SAN MATEO                                                                          0
Peninsula Office Park (c)                                     11,067     2.2%       491,544    99.9%          500     0.1% S




PRIMARY MARKET                                          Occupied SF     %
                                            SUB MARKET
-------------------------------------------------------------------------------
SAN JOSE
                                                   CBD
10 Almaden (c)                                               294,768   100.0%
                                              CAMPBELL
Pruneyard Inn (c)(g)
Pruneyard Office (c)(f)                                      338,416    95.4%
Pruneyard Shopping Center (c)                                227,865    90.3%
                                             PALO ALTO
Embarcadero Place (c)                                        192,081   100.0%

VENTURA
                                         CONEJO VALLEY
Agoura Hills (c)                                             114,982    99.8%
Westlake Spectrum (c)                                        115,636    97.2%
-------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                      7,927,626    95.7%
-------------------------------------------------------------------------------

PORTFOLIO TOTAL/WEIGHTED AVERAGE                          17,160,414    95.9%
===============================================================================


                                                         Pre-Leased
PRIMARY MARKET                                                SF          %       Leased SF      %      Vacant SF      %
                                            SUB MARKET
---------------------------------------------------------------------------------------------------------------------------
SAN JOSE                                                                                                                        0
                                                   CBD                                                                          0
10 Almaden (c)                                                     -     0.0%       294,768   100.0%           41     0.0% C
                                              CAMPBELL                                                                          0
Pruneyard Inn (c)(g)                                                                                                       S
Pruneyard Office (c)(f)                                       12,871     3.6%       351,287    99.1%        3,342     0.9% S
Pruneyard Shopping Center (c)                                      -     0.0%       227,865    90.3%       24,345     9.7% S
                                             PALO ALTO                                                                          0
Embarcadero Place (c)                                              -     0.0%       192,081   100.0%            -     0.0% S

VENTURA                                                                                                                         0
                                         CONEJO VALLEY                                                                          0
Agoura Hills (c)                                                   -     0.0%       114,982    99.8%          226     0.2% S
Westlake Spectrum (c)                                              -     0.0%       115,636    97.2%        3,354     2.8% S
---------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                         86,720     1.0%     8,014,346    96.8%      267,508     3.2%
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTAL/WEIGHTED AVERAGE                             192,827     1.1%    17,353,241    97.0%      533,668     3.0%
===========================================================================================================================
